UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                   October 31, 2007

Joytoto USA, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	O-49933 (Commission File Number)	95-4886472 (I.R.S. Employer Identification No.)

3000 Scott Boulevard, Suite 206 Santa Clara, CA 95064 (Address of principal executive offices) (zip code)

(408) 970-8050 (Registrant’s telephone number, including area code)

Biostem, Inc. 200 Hannover Park Road, Suite 120 Atlanta, GA 30350 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 31, 2007, on October 12, 2007, we entered into a Stock Exchange Agreement with Joytoto Co., Ltd., a Korean company, and Joyon Entertainment Co., Ltd, a Korean company, to purchase 100% of the issued and outstanding capital stock of Joyon Entertainment, Inc., a Delaware corporation (“JEI”), in exchange for 115,000,000 shares of our common stock (after giving effect to a one-for-forty reverse split of our common stock) as well as the divestment of our two subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc.

In order to complete the acquisition of JEI, we were also required to secure a release of the Company from the holders of our Senior Secured Convertible Debentures, as well as effect the conversion of our Junior Convertible Secured Debentures. Accordingly, we entered into an Agreement to Purchase Subsidiaries and Cancel Shares with Marc Ebersole (then our CEO and Director), Christine Ebersole (then a Director and employee), and Scott Schweber (then a Director), as well as the holders of our Senior Secured Convertible Debentures and our Junior Convertible Debentures (the “Subsidiary Purchase Agreement”).  According to the Subsidiary Purchase Agreement, Marc Ebersole, Christine Ebersole and Scott Schweber (the “Management Shareholders”) released the Company from any and all claims they may have had against the Company and its lenders, and tendered to the Company a total of 130,000,000 shares of our common stock for cancellation. Our Senior Secured Debenture Holder released the Company from its obligations under the Senior Debenture, and such obligations will remain obligations of our two subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc. The holders of our Junior Debentures, which were convertible into 17,350,000 shares of common stock (after giving effect to the one-for-forty reverse split), converted their debentures into (i) 17,350,000 shares of common stock, (ii) were issued an additional 16,169,549 shares of common stock, and (iii) were be issued warrants to purchase 21,000,000 shares of common stock at an exercise price of $0.10 per share (all amounts reflect issuances after giving effect to the above mentioned reverse stock split). Finally, we transferred 100% of the outstanding capital stock of our two operating subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc. to the Management Shareholders and the holders of our Junior Convertible Debentures.

Effective on October 31, 2007, the transaction was completed, our name was changed to Joytoto USA, Inc. and our common stock commenced trading under the new symbol “JYTO”.

ITEM 2.01                                COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 31, 2007, on October 12, 2007, we entered into a Stock Exchange Agreement with Joytoto Co., Ltd., a Korean company, and Joyon Entertainment Co., Ltd, a Korean company, to purchase 100% of the issued and outstanding capital stock of Joyon Entertainment, Inc., a Delaware corporation (“JEI”), in exchange for 115,000,000 shares of our common stock (after giving effect to a one-for-forty reverse split of our common stock) as well as the divestment of our two subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc.

In order to complete the acquisition of JEI, we were also required to secure a release of the Company from the holders of our Senior Secured Convertible Debentures, as well as effect the conversion of our Junior Convertible Secured Debentures. Accordingly, we entered into an Agreement to Purchase Subsidiaries and Cancel Shares with Marc Ebersole (then our CEO and Director), Christine Ebersole (then a Director and employee), and Scott Schweber (then a Director), as well as the holders of our Senior Secured Convertible Debentures and our Junior Convertible Debentures (the “Subsidiary Purchase Agreement”).  According to the Subsidiary Purchase Agreement, Marc Ebersole, Christine Ebersole and Scott Schweber (the “Management Shareholders”) released the Company from any and all claims they may have had against the Company and its lenders, and tendered to the Company a total of 130,000,000 shares of our common stock for cancellation. Our Senior Secured Debenture Holder released the Company from its obligations under the Senior Debenture, and such obligations will remain obligations of our two subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc. The holders of our Junior Debentures, which were convertible into 17,350,000 shares of common stock (after giving effect to the one-for-forty reverse split), converted their debentures into (i) 17,350,000 shares of common stock, (ii) were issued an additional 16,169,549 shares of common stock, and (iii) were be issued warrants to purchase 21,000,000 shares of common stock at an exercise price of $0.10 per share (all amounts reflect issuances after giving effect to the above mentioned reverse stock split). Finally, we transferred 100% of the outstanding capital stock of our two operating subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc. to the Management Shareholders and the holders of our Junior Convertible Debentures.

Effective on October 31, 2007, the transaction was completed, our name was changed to Joytoto USA, Inc. and our common stock commenced trading under the new symbol “JYTO”.

ITEM 3.02                                UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the transactions set forth above, we issued an aggregate of 115,000,000 shares of our common stock, restricted in accordance with Rule 144.  The issuance was exempt pursuant to Section 4(2) of the Securities Act of 1933, and the shareholders were all either accredited or sophisticated investors.

ITEM 5.01                                CHANGES IN CONTROL OF REGISTRANT

As previously reported in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 31, 2007, on October 12, 2007, we entered into a Stock Exchange Agreement with Joytoto Co., Ltd., a Korean company, and Joyon Entertainment Co., Ltd, a Korean company, to purchase 100% of the issued and outstanding capital stock of Joyon Entertainment, Inc., a Delaware corporation (“JEI”), in exchange for 115,000,000 shares of our common stock (after giving effect to a one-for-forty reverse split of our common stock) as well as the divestment of our two subsidiaries, BH Holding Company, Inc. and ABS Holding Company, Inc.  The transaction was completed on October 31, 2007.

ITEM 5.02                        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 12, 2007, Scott Schweber resigned as a member of the board of directors.  On October 31, 2007, Marc Ebersole and Christine Ebersole resigned as members of the Board of Directors, and appointed Cho, Seong Yong as President, CEO and Director, Cho, Seong Sam as CFO, Vice President, Secretary and Director, Choi, Doo Ho, as COO and Director, and Um, San Yong as Internal Auditor.  Cho, Seong Yong and Cho, Seong Sam are brothers.  Biographical information for the new officers and directors was included in our Current Report on Form 8-K filed on October 31, 2007.

ITEM 5.03                        AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the transactions described above, effective on October 31, 2007, an Amendment to our Articles of Incorporation was filed changing our name to Joytoto USA, Inc. and effectuating a 1-for-40 reverse stock split.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1	Amendment to Articles of Incorporation

10.1	Stock Exchange Agreement, dated October 12, 2007 (1)

10.2	Agreement to Purchase Subsidiaries and Cancel Shares, dated October 12, 2007 (1)

(1)	Incorporated by reference from our Current Report on Form 8-K filed with the Commission on October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007                                               Joytoto USA, Inc.
                                                        a Nevada Corporation

                                                        /s/ Seong Yong Cho
                                                        By: Seong Yong Cho
                                                                                                   Its: President